UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2024
SenesTech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23460 N. 19th Avenue, Suite 110 Phoenix, AZ	85027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (928) 779-4143
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SNES	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Delphine François Chiavarini’s position as a member of our board of directors (the “Board”) expired at our 2024 annual meeting of stockholders. Ms. François Chiavarini also served as a member of our audit committee (the “Audit Committee”).

On July 31, 2024, we received a letter from the listing qualifications staff (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) providing notification that due to the departure of Ms. François Chiavarini from our Board and Audit Committee effective July 11, 2024, we no longer comply with Nasdaq’s audit committee requirements as set forth in Nasdaq Listing Rule 5605 (the “Rule”). The Rule requires, among other things, that the Audit Committee be comprised of at least three independent directors.

In accordance with Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide us a cure period in order to regain compliance as follows (i) until the earlier of our next annual stockholders’ meeting or July 11, 2025; or (ii) if the next annual stockholders’ meeting is held before January 7, 2025, then we must evidence compliance no later than January 7, 2025. In the event we do not regain compliance prior to the expiration of the applicable cure period, the Nasdaq Listing Rules require the Staff to provide written notification to us that our securities will be delisted. At that time, we may appeal the Staff’s determination to a Nasdaq hearings panel.

The Nasdaq notification has no immediate effect on the listing of our common stock on the Nasdaq Capital Market. We intend to rely on the cure period to reestablish compliance with the Rule. We are in the process of identifying and selecting a Board member who qualifies as independent and meets the audit committee criteria set forth in the Rule prior to the expiration of the cure period. However, there can be no assurance that we will regain compliance with the Rule or maintain compliance with other Nasdaq continued listing requirements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2024	SENESTECH, INC.

	By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Executive Vice President, Chief Financial Officer, Treasurer and Secretary